STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	13
Beginning Date of Accrual Period	20-May-02
End Date of Accrual Period	19-Jun-02
Distribution Date	20-Jun-02
Previous Distribution Date	20-May-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements 25,592,706.15
Principal Collections	20,662,301.56
Collections of Interest	4,930,404.59
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	25,592,706.15
Interest Paid to Certificates	802,541.22
Principal Paid to Certificates	21,657,212.85
Equity Certificate	3,132,952.08

Balance Reconciliation

Begin Principal Balance	562,241,415.71
Principal Collections (including repurchases)	20,662,301.56
Charge off Amount	645,928.48
End Principal Balance	540,933,185.67

Collateral Performance
Cash Yield (% of beginning balance)	11.02%
Charge off Amount (% of beginning balance)	1.38%
Net Yield	9.64%

Delinquent Loans
30-59 days principal balance of loan	14,052,302.34
30-59 days number of loans	177
60-89 days principal balance of loan	3,194,897.22
60-89 days number of loans	35
90+ days principal balance of loan	12,375,278.00
90+ days number of loans	133

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	6,674
Number of HEL outstanding (EOP)	6,450
Book value of real estate acquired through foreclosure/grant of deed 3,233,947.54
Number of Loans that went into REO	10
Principal Balance of Loans that went into REO	1,057,355.58

Overcollateralization
Begin OC Amount	131,697,346.92
OC Release Amount	0.00
Extra Principal Distribution Amount	348,982.81
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	131,051,418.44
Interim OC Deficiency	348,982.81

Monthly Excess Cashflow	3,481,934.89

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance 57.05%

Interest Calculations
1 month LIBOR	1.84000%
Class A Formula Rate (1 mo Libor plus 29bps)	2.13000%
Class A Pass-Through Rate	2.13000%
Class M Formula Rate (1 mo Libor plus 55bps)	2.39000%
Class M Pass-Through Rate	2.39000%
Available Funds Cap	10.96790%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.318302
2. Principal Distribution per $1,000	30.216502
3. Interest Distribution per $1,000	1.101800

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.13000%
2. Days in Accrual Period	31

3. Class A Interest Due	684,404.97
4. Class A Interest Paid	684,404.97

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	373,142,192.95
2. Class A Principal Due	18,769,584.47
3. Class A Principal Paid	18,769,584.47
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	354,372,608.48

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP 0.5704921
8. Class A Certificate Balance as a % of the Pool Balance, EOP 0.6551135

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.454213
2. Principal Distribution per $1,000	30.217961
3. Interest Distribution per $1,000	1.236252

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.39000%
2. Days in Accrual Period	31

3. Class M Interest Due	118,136.25
4. Class M Interest Paid	118,136.25

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	57,401,875.84
2. Class M Principal Due	2,887,628.38
3. Class M Principal Paid	2,887,628.38
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	54,514,247.46

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP 0.5704714
8. Class M Certificate Balance as a % of the Pool Balance, EOP 0.1007782